                                                                      EXHIBIT 21

                         -----------------------------
- -------------------------|  AZTEC MANUFACTURING CO.  |------------
|                        -----------------------------            |
|                                    |                            |
| ------------------------  ---------------------    ---------------------------
|-|Aztec Industries, Inc.|  |Arbor-Crowley, Inc.|-|  |Atkinson Industries, Inc.|
| ------------------------  --------------------- |  ---------------------------
|           |                        |            |
|           |                        |            |
|  --------------------              |            |        ---------------------
|  | Aztec Industries |              |            -------- |     Arizona       |
|  | Moss Point, Inc. |              |                     | Galvanizing, Inc. |
|  --------------------              |                     ---------------------
|           |                 -----------------------
|           |                 |                     |
|   -------------------  ---------------     -----------------------
|   |    Automatic    |  | Aztec Group |     | Aztec Holdings, Inc.|
|   | Processing, Inc.|  |   Company   |     |                     |
|   -------------------  ---------------     -----------------------
|                           |                                   |
| ------------------------  |                                   |
|-| The Calvert Co., Inc.|  1%                              99%
| ------------------------  |                                   |
|                           |                                   |
|                           |      -----------------------      |
|  ---------------------    |______| Aztec Manufacturing |______|
|__|    Gulf Coast     |    |      |   Partnership, Ltd. |      |
|  |  Galvanizing, Inc.|    |      -----------------------      |
|  ---------------------    |                                   |
|                           |    ---------------------------    |
|  ---------------------    |____|  Aztec Manufacturing    |____|
|  |     Arkansas      |    |    | Waskom Partnership, Ltd.|    |
|__|  Galvanizing, Inc.|    |    ---------------------------    |
   ---------------------    |                                   |
                            |  -------------------------------  |
                            |--| Rig-A-Lite Partnership, Ltd.|--|
                               -------------------------------


                                  Exhibit 21
                                  ----------
                                 (Page 1 of 1)